Exhibit 31.04

CERTIFICATION PURSUANT TO RULE 13a-14(a) AND 15d-14(a) OF THE SECURITIES EXCHANGE ACT

OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Seline Miller, certify that:

1. I have reviewed this Amendment No.1 to the Annual Report on Form 10-K/A of Catalyst Biosciences, Inc; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 2, 2022	/s/ Seline Miller
Seline Miller Interim Chief Financial Officer (Interim Principal Financial and Accounting Officer)